UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.              )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CARRAMERICA REALTY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Immediate	Karen Widmayer: Media Contact
(202) 729-1789
karen.widmayer@carramerica.com
Stephen Walsh: Analyst Contact
(202) 729-1764
stephen.walsh@carramerica.com

CARRAMERICA ANNOUNCES FIRST QUARTER 2006 FINANCIAL RESULTS

Washington D.C. – May 1, 2006 – CarrAmerica Realty Corporation (NYSE:CRE) today reported first quarter 2006 diluted earnings per share of $0.23 on net income of $17.5 million, compared to diluted earnings per share of $1.54 on net income of $95.0 million for the first quarter of 2005. First quarter 2005 net income included gains from the disposition of real estate of $88.1 million ($1.46 per diluted share) compared to gains from the disposition of properties in the first quarter of 2006 of $17.6 million ($0.30 per diluted share).

For the first quarter of 2006, diluted funds from operations available to common shareholders (Diluted FFO) were $35.9 million or $0.61 per share compared to $41.4 million or $0.69 per share for the first quarter of 2005. The gains associated with the disposition of real estate had no impact on reported Diluted FFO or Diluted FFO per share.

Included in our operating results for the first quarter of 2006 are $1.7 million of transaction costs for the merger transaction described below.

Proposed Merger with an Affiliate of The Blackstone Group

On March 5, 2006, CarrAmerica, along with its subsidiaries, CarrAmerica Realty Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), Carr Realty Holdings, L.P., a Delaware limited partnership (“CRH”), and CarrAmerica Realty, L.P., a Delaware limited partnership (“CAR”), entered into an Agreement and Plan of Merger with certain affiliates of The Blackstone Group (“Blackstone”) pursuant to which two of the affiliates of Blackstone will merge with and into CRH and CAR, respectively, and CarrAmerica will merge with and into another affiliate of Blackstone. In the CarrAmerica merger, holders of CarrAmerica’s common stock (other than CarrAmerica, its subsidiaries and the Blackstone affiliate with

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CarrAmerica Release of May 1, 2006

Page Two

which CarrAmerica would merge) will receive $44.75 in cash, without interest, for each share of common stock issued and outstanding immediately prior to the effective time of the merger, and holders of CarrAmerica’s 7.5% Series E cumulative redeemable preferred stock will receive one share of 7.5% Series E cumulative redeemable preferred stock of the surviving corporation of the CarrAmerica merger on substantially the same terms as CarrAmerica’s existing Series E preferred stock, for each share of Series E preferred stock issued and outstanding immediately prior to the effective time of the merger. As promptly as practicable following the merger effective time, the surviving corporation will be liquidated into Nantucket Parent LLC, a Blackstone affiliate. In the liquidation, shares of the surviving corporation’s Series E preferred stock will be canceled and the holders thereof will receive a cash distribution from the surviving corporation of $25.00 per share plus any accrued and unpaid dividends.

In addition, in connection with the mergers of CRH and CAR, limited partners of those partnerships will receive $44.75 in cash, without interest, for each unit of partnership interest that they own in CRH or CAR, or in lieu of such cash consideration, limited partners that satisfy certain criteria may elect to receive newly issued 6% Class A preferred units in the applicable surviving partnership on a one-for-one basis.

The consummation of the mergers is subject to customary closing conditions including, among other things, the approval of the CarrAmerica merger by the affirmative vote of holders of at least two-thirds of CarrAmerica’s outstanding common stock. The closing of the mergers is not subject to a financing condition.

Portfolio Report

Occupancy for consolidated stabilized properties was 90.5% at March 31, 2006, up from 89.4% at December 31, 2005 and up from 88.6% at March 31, 2005. Same store property operating income for the first quarter of 2006 decreased 2.7% on a GAAP basis over the same period in 2005 due primarily to higher property operating expenses. The average occupancy rate for same store properties was 89.8% in the first quarter, compared to 87.7% for the first quarter 2005.

For the first quarter, rental rates decreased 5.0% on average on the leases executed during the quarter compared to expiring leases. The Company leased 648,000 square feet of office space in the first quarter of 2006.

Acquisitions

In the first quarter of 2006, CarrAmerica acquired 7000 West Lantana, comprised of two office buildings totaling 133,817 square feet in Austin, Texas, for $22.3 million. The property is 100% leased and is expected to provide a year one GAAP yield of 8.8%.

Also in the first quarter, CarrAmerica closed on the acquisition of the Casey Family Building, a 77,759-square-foot office building, and adjacent land parcels expected to support the additional development of approximately 600,000 square feet of office and retail space in Seattle, Washington, for $52.0 million.

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CarrAmerica Release of May 1, 2006

Page Three

The Casey Family building, which was acquired for $22.0 million, is 100% leased, and is expected to provide a year one GAAP and stabilized GAAP return of approximately 7.6%. The development of the adjacent land parcels is expected to occur over a three to five year period, and to provide a stabilized GAAP return approximately 100-200 basis points higher than that of the Casey Family Building.

Also in the first quarter, CarrAmerica closed on the acquisition of 3553 North First Street in San Jose, California, an 85,585-square-foot office building, for $10.3 million. The property is expected to provide a year one GAAP return of approximately 2.2%, and a stabilized GAAP return of approximately 9.3%. These expected returns reflect a four-month leaseback to NetIQ and CarrAmerica’s estimates as to the leasing of the building thereafter.

In early April, a joint venture in which CarrAmerica is a 20% partner acquired Sherry Lane Place, a 286,426 square foot, 20-story, Class A office tower in the Preston Center submarket of Dallas, Texas for $62.5 million. CarrAmerica expects to receive a year one unleveraged GAAP return on its investment of 7.1%.

Dispositions

In the first quarter of 2006, CarrAmerica sold a 258,058 square foot building in Reston, Virginia for $51.9 million and recognized a gain of approximately $17.5 million. The building was approximately 17% leased at the time of sale.

Development

During the first quarter, CarrAmerica commenced construction of a 79,000 square foot office building in Salt Lake City. Total project costs are expected to be $11.8 million and the project is expected to produce a year one stabilized GAAP return of 9.3%.

Also during the first quarter, CarrAmerica commenced construction on a 40,000 square foot office building in San Diego, California. Total project costs are expected to be $14.5 million and a year one GAAP return of 9.3%.

CarrAmerica Announces First Quarter Dividend

The Board of Directors of CarrAmerica today declared a first quarter dividend for its common stock of $0.50 per share. The dividend will be payable to shareholders of record as of the close of business May 19, 2006. CarrAmerica’s common stock will begin trading ex-dividend on May 17, 2006 and the dividend will be paid on May 31, 2006. The company also declared a dividend on its Series E preferred stock. The Series E Cumulative Redeemable preferred stock dividend is $.46875 per share. The Series E preferred stock dividends are payable to shareholders of record as of the close of business on May 19, 2006. The preferred stock will begin trading ex-dividend on May 17, 2006 and the dividends will be paid on May 31, 2006. Under the terms of the merger agreement, pending the merger, CarrAmerica may not declare or pay any additional common stock dividends in the future without the prior written approval of Nantucket Parent LLC, an affiliate of The Blackstone Group.

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CarrAmerica Release of May 1, 2006

Page Four

Solely for purposes of satisfying U.S. federal income tax withholding obligations under section 1.1445-8 of the federal income tax regulations with respect to payments to certain affected non-U.S. stockholders, the Company will characterize a portion of each of the first quarter dividends described above paid to certain affected non-U.S. stockholders as a capital gain dividend to reflect the taxable composition of its aggregate dividend payment to stockholders in 2005.

Accordingly, the Company will characterize as a capital gain dividend $0.357016 per share of the dividend for its common stock and $0.334702 per share of the dividend for its Series E preferred stock. This characterization is relevant only for purposes of withholding on payments to certain affected foreign stockholders and has no effects on U.S. stockholders.

A copy of supplemental material on the company’s first quarter operations is available on the company’s web site, www.carramerica.com, or by request from:

Stephen Walsh

CarrAmerica Realty Corporation

1850 K Street, NW, Suite 500

Washington, D.C. 20006

(Telephone) 202-729-1764

E-mail: stephen.walsh@carramerica.com

CarrAmerica is not providing earnings guidance for the second quarter nor is it hosting a conference call to discuss its first quarter results due to its proposed merger with and into an affiliate of The Blackstone Group.

Additional Information About the Merger and Where to Find It

This communication is being made in respect of the proposed merger transaction involving CarrAmerica and affiliates of The Blackstone Group. In connection with the transaction, CarrAmerica will file a definitive proxy statement with the SEC. Stockholders are urged to read the definitive proxy statement carefully and in its entirety when it becomes available because it will contain important information about the proposed transaction.

The final proxy statement will be mailed to CarrAmerica stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s Internet Web site, www.sec.gov. When available, the definitive proxy statement and other pertinent documents also may be obtained for free at CarrAmerica’s Web site, www.carramerica.com, or by contacting Stephen Walsh, Senior Vice President, CarrAmerica, telephone (202) 729-1764.

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CarrAmerica Release of May 1, 2006

Page Five

CarrAmerica and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions. Information regarding CarrAmerica’s directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the definitive proxy statement relating to the proposed transactions, when it becomes available.

About CarrAmerica

CarrAmerica owns, develops and operates office properties in 12 markets throughout the United States. The company has become one of America’s leading office workplace companies by meeting the rapidly changing needs of its customers with superior service, a large portfolio of quality office properties and extraordinary development capabilities. Currently, CarrAmerica and its affiliates own, directly or through joint ventures, interests in a portfolio of 287 operating office properties, totaling approximately 26.4 million square feet. CarrAmerica’s markets include Austin, Chicago, Dallas, Denver, Los Angeles, Orange County, Portland, Salt Lake City, San Diego, San Francisco Bay Area, Seattle and metropolitan Washington, D.C. For additional information on CarrAmerica, including space availability, visit our web site at www.carramerica.com.

Estimates of Diluted FFO and earnings per share and certain other statements in this release, including management’s expectations about, among other things, operating performance and financial conditions, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, dividends, achievements or transactions of the company and its affiliates or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such factors include, among others, the following: the satisfaction of the conditions to consummate the proposed mergers with affiliates of The Blackstone Group, including the receipt of the required stockholder approval; the actual terms of certain financings that will be obtained for the proposed mergers; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of the legal proceedings that have been instituted against CarrAmerica following the announcement of the proposed mergers; the failure of the proposed mergers to close for any other reason; the amount of the costs, fees, expenses and charges related to the proposed mergers; the substantial indebtedness following consummation of the proposed mergers; national and local economic, business and real estate conditions that will, among other things, affect demand for office space, the extent, strength and duration of any economic recovery, including the effect on demand for office space and the creation of new office development, availability and creditworthiness of tenants, the level of lease rents, and the availability of financing for both tenants and us; adverse changes in real estate markets, including, among other things, the extent of tenant bankruptcies, financial difficulties and defaults, the extent of future demand for office space in our core markets and barriers to

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CarrAmerica Release of May 1, 2006

Page Six

entry into markets which we may seek to enter in the future, the extent of the decreases in rental rates, our ability to identify and consummate attractive acquisitions on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and changes in operating costs, including real estate taxes, utilities, insurance and security costs; actions, strategies and performance of affiliates that we may not control or companies in which we have made investments; ability to obtain insurance at a reasonable cost; ability to maintain our status as a REIT for federal and state income tax purposes; ability to raise capital; effect of any terrorist activity or other heightened geopolitical crisis; governmental actions and initiatives; and environmental/safety requirements. For a further discussion of these and other factors that could impact the company’s future results, performance, achievements or transactions, see the documents filed by the company from time to time with the Securities and Exchange Commission, and in particular the section titled, “The Company - Risk Factors” in the company’s Annual Report or Form 10-K for the fiscal year ended December 31, 2005.

-END OF PART ONE –

CARRAMERICA REALTY CORPORATION

Consolidated Balance Sheets

(In thousands)	March 31, 2006	December 31, 2005
Assets
Rental property:
Land	$779,377	$761,901
Buildings	2,079,634	2,041,465
Tenant improvements	489,414	469,633
Furniture, fixtures and equipment	51,861	49,007

	3,400,286	3,322,006
Less: Accumulated depreciation	(787,217)	(755,647)

Net rental property	2,613,069	2,566,359

Land held for future development or sale	56,183	40,141
Construction in progress	19,188	3,681
Assets held for sale	—	33,840
Cash and cash equivalents	—	15,811
Restricted deposits	2,717	4,472
Accounts and notes receivable, net	59,862	61,358
Investments in unconsolidated entities	128,869	130,384
Accrued straight-line rents	95,223	88,162
Tenant leasing costs, net	64,164	60,922
Intangible assets, net	129,562	124,554
Prepaid expenses and other assets	19,993	22,488

	$3,188,830	$3,152,172

Liabilities and Stockholders’ Equity
Liabilities:
Mortgages and notes payable, net	$1,929,895	$1,875,706
Accounts payable and accrued expenses	97,751	110,953
Rent received in advance and security deposits	38,967	32,534

	2,066,613	2,019,193

Minority interest	58,692	58,470

Stockholders’ equity:
Preferred stock	201,250	201,250
Common stock	590	587
Additional paid-in capital	1,157,741	1,153,045
Cumulative dividends in excess of net income	(296,431)	(280,708)
Accumulated other comprehensive income	375	335

	1,063,525	1,074,509

Commitments and contingencies
	$3,188,830	$3,152,172

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CARRAMERICA REALTY CORPORATION

Consolidated Statements of Operations

	Three Months Ended March 31,
(In thousands, except per share amounts)	2006	2005
	(Unaudited)
Revenues:
Rental income (1):
Minimum base rent	$98,248	$96,922
Recoveries from tenants	15,910	14,739
Parking and other tenant charges	3,122	3,580

Total rental revenue	117,280	115,241
Real estate service revenue	5,864	5,573

Total operating revenues	123,144	120,814

Operating expenses:
Property expenses:
Operating expenses	31,585	29,189
Real estate taxes	10,639	10,685
General and administrative	12,690	10,749
Depreciation and amortization	37,101	32,517

Total operating expenses	92,015	83,140

Real estate operating income	31,129	37,674

Other (expense) income:
Interest expense	(30,669)	(29,199)
Equity in earnings of unconsolidated entities	1,132	1,070
Interest and other income	1,877	1,450

Net other expense	(27,660)	(26,679)

Income from continuing operations before income taxes, minority interest, impairment losses on real estates and gain on sale of properties	3,469	10,995

Income taxes	(546)	(172)
Minority interest	(3,019)	(1,791)
Gain on sale of properties	17,584	88,094

Income from continuing operations	17,488	97,126

Discontinued operations - Net operations of sold properties	—	(2,084)

Net income	17,488	95,042

Less: Dividends on preferred and restricted stock	(4,069)	(4,031)

Net income available to common shareholders	$13,419	$91,011

Basic net income per share:
Continuing operations	$0.23	$1.71
Discontinued operations	—	(0.04)

Net income	$0.23	$1.67

Diluted net income per share:
Continuing operations	$0.23	$1.58
Discontinued operations	—	(0.04)

Net income	$0.23	$1.54

NOTE: (1) Rental income includes $7,104 and $2,487 of accrued straight line rents for the three months ended Mar. 31, 2006 and 2005, respectively.

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CARRAMERICA REALTY CORPORATION

Consolidated Statements of Cash Flow

	Three Months Ended March 31,
(In thousands)	2006	2005
Cash flow from operating activities:
Net income	$17,488	$95,042
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	37,101	34,961
Minority interest	3,019	1,791
Equity in earnings of unconsolidated entities	(1,132)	(1,070)
Operating distributions from unconsolidated entities	2,322	825
Gain on sale of properties	(17,584)	(88,094)
Impairment losses on real estate	—	4,000
Lease intangibles amortization	3,168	2,009
Amortization of deferred financing costs	1,070	1,003
Provision for (recovery of) uncollectible accounts	195	(69)
Stock based compensation	1,804	1,305
Other	(542)	622
Change in assets and liabilities:
Decrease in accounts receivable	3,884	5,214
Increase in accrued straight-line rents	(6,943)	(3,015)
Additions to tenant leasing costs	(4,901)	(4,271)
Increase in intangible assets	(6,788)	—
Increase in prepaid expenses and other assets	(276)	(2,666)
Decrease in accounts payable and accrued expenses	(16,540)	(24,781)
Increase (decrease) in rent received in advance and security deposits	6,004	(5,878)

Total adjustments	3,861	(78,114)

Net cash provided by operating activities	21,349	16,928

Cash flows from investing activities:
Rental property additions	(3,963)	(1,859)
Additions to tenant improvements	(15,445)	(6,063)
Additions to construction in progress	(1,440)	(134)
Rental property and land acquisitions	(77,200)	—
Issuance of notes receivable	(2,860)	(6,540)
Payments on notes receivable	395	419
Distributions from unconsolidated entities	15,475	945
Investments in unconsolidated entities	(14,947)	(3,119)
Acquisition of minority interest	(157)	(3,831)
Decrease (increase) in restricted deposits	1,896	(655)
Proceeds from sale of residential property	—	930
Proceeds from sales of properties	51,336	191,940

Net cash (used in) provided by investing activities	(46,910)	172,033

Cash flows from financing activities:
Exercises of stock options	3,067	2,129
Repayment of unsecured notes	—	(100,000)
Net borrowings on unsecured credit facility	44,000	93,000
Net repayments of mortgages and notes payable	(1,478)	(1,497)
Dividends and distributions to minority interests	(35,839)	(34,092)

Net cash provided by (used in) financing activities	9,750	(40,460)

(Decrease) increase in cash and cash equivalents	(15,811)	148,501
Cash and cash equivalents, beginning of the period	15,811	4,735

Cash and cash equivalents, end of the period	$—	$153,236

Supplemental disclosure of cash flow information:
Cash paid for interest (net of capitalized interest of $651 for the three months ended March 31, 2006)	$35,680	$40,376

Income tax payments	$4,824	$184

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CARRAMERICA REALTY CORPORATION

Funds From Operations

Funds from operations (“FFO”) and funds available for distribution (“FAD”) are used as measures of operating performance for real estate companies. We provide FFO and FAD as a supplement to net income calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Although FFO and FAD are widely used measures of operating performance for equity REITs, they do not represent net income calculated in accordance with GAAP. As such, they should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO or FAD does not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make cash distributions. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as net income (computed in accordance GAAP), excluding gains (losses) on sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

We believe that FFO and FAD are helpful to investors as a measure of our performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. FAD deducts various capital items and non-cash revenue from diluted FFO available to common shareholders. Our management believes, however, that FFO and FAD, by excluding such items, which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO or FAD may not be comparable to FFO or FAD reported by other REITs. These REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than us. They may include or exclude items which we include or exclude from FAD.

(Unaudited and in thousands)	Three Months Ended March 31,
	2006	2005
Net income	$17,488	$95,042
Adjustments: Minority interest	3,019	1,791
FFO allocable to the minority Unitholders	(3,194)	(3,357)
Depreciation and amortization - Consolidated properties	35,334	30,708
Depreciation and amortization - Unconsolidated properties	4,415	3,576
Depreciation and amortization - Discontinued operations	—	2,444
Amortization - Allowances for tenant owned improvements	811	—
Minority interests’ (non Unitholders) share of depreciation, amortization and net income	(285)	(285)
(Gain) loss on sale of properties	(17,584)	(88,094)

FFO as defined by NAREIT	40,004	41,825
Less: Preferred dividends and dividends on unvested restricted stock	(4,069)	(3,780)

FFO attributable to common shareholders	35,935	38,045
FFO allocable to the minority Unitholders	—	3,357

Diluted FFO available to common shareholders(1)	$35,935	$41,402

Less: Lease commissions	(4,908)	(4,271)
Tenant improvements, lease incentives and allowances for tenant owned improvements	(25,193)	(6,063)
Building capital additions	(3,954)	(1,848)
Lease intangible amortization(3)	2,081	2,009
Impairment losses	—	4,000
Straight line rent	(7,104)	(2,487)
FFO allocable to the minority Unitholders	3,194	—

Funds available for distribution to common shareholders(2)	$51	$32,742

1	Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
2	Adjustments to arrive at FAD do not include amounts associated with properties in unconsolidated entities.
3	Amortization associated with above/below market leases and lease incentives.

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CARRAMERICA REALTY CORPORATION

Funds From Operations (con’t)

(Unaudited and in thousands, except per share amounts)	Three Months Ended March 31,
	2006	2005
Diluted net income per common share	$0.23	$1.54

Add: Depreciation and amortization	0.68	0.58
Gain on sale of properties	(0.30)	(1.46)
Minority interest adjustment	—	0.03
Adjustment for share difference	—	—

Diluted funds from operations available to common shareholders	$0.61	$0.69

Weighted average common shares outstanding:
Diluted net income	58,958	60,239
Diluted funds from operations	58,958	60,239

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Carr America

America’s Workplace®

Supplemental Operating and Financial Data

For the Quarter Ended March 31, 2006

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

TABLE OF CONTENTS

PAGE
CORPORATE OVERVIEW

The Company	1
Board of Directors / Executive Officers / Research Coverage	2
Regional Offices / Investor Relations / Information Requests	3

FINANCIAL HIGHLIGHTS

Key Quarterly Financial Data	4
Same Store Results and Analysis	5
Financial Ratios	6
Share and Operating Partnership Unit Data	7
Debt Capitalization Summary	8-9
Corporate Investment Information	10
Unconsolidated Equity Investments	11

OPERATING ANALYSIS

Current Summary of Operating Properties	12-15
Occupancy Summary and Lease Roll-over Schedule	16-17
Operating Portfolio Lease Economics	18
Top 25 Tenants by Rent	19
Current Development Activity by Market	20
Land Held for Future Development Schedule	21

Reconciliation of Financial Measures	22-23
Computation of Supplemental Measures	24-25

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”) organized under the laws of Maryland which owns, develops, acquires and operates office properties. The Company’s office properties are located in 12 markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 3/31/06)

237 Properties

18.4 Million Square Feet

(consolidated/unconsolidated; as of 3/31/06)

287 Properties

26.4 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s:	Baa2
Standard & Poor’s:	BBB

OCCUPANCY

(At March 31, 2006)

90.5% Consolidated Properties

90.8% Consolidated/Unconsolidated Properties

REGIONAL DISTRIBUTION

(consolidated; as of 3/31/06)

	Based on POI*	Based on Square Footage
Pacific region	53.83%	55.51%
Eastern region	35.58%	24.84%
Central region	6.06%	11.35%
Mountain region	4.53%	8.30%

MARKETS

(consolidated; as of 3/31/06)

	% of POI*	% of Sq. Ft.
Washington DC Metro	35.58%	24.84%
San Francisco Bay Area	29.56%	28.37%
Southern California	15.76%	14.61%
Seattle/Portland	8.51%	12.53%
Chicago	3.19%	6.64%
Salt Lake City	2.32%	3.41%
Denver	2.21%	4.89%
Dallas	1.79%	2.54%
Austin	1.08%	2.17%

	100.00%	100.00%

*	POI is Property Operating Income – Property operating revenue less property operating expenses and real estate taxes. POI is the performance measure used to assess the results of our real estate property operations segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest, depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

BOARD OF DIRECTORS

Thomas A. Carr

Chairman of the Board and

Chief Executive Officer

CarrAmerica Realty Corporation

Bryce Blair

Chairman and Chief Executive Officer

AvalonBay Communities, Inc.

Andrew F. Brimmer

President

Brimmer & Company Inc

K. Dane Brooksher

Chairman of the Board

ProLogis

Joan Carter

President & COO

UM Holdings LTD

Patricia Diaz Dennis

Senior Vice President and Assistant General Counsel

SBC Services, Inc.

Philip L. Hawkins

President and Chief Operating Officer

CarrAmerica Realty Corporation

Robert E. Torray

Chairman

Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.

President and Co-Chairman

Lockhart Companies Inc.

EXECUTIVE OFFICERS

Thomas A. Carr

Chief Executive Officer

Philip L. Hawkins

President and Chief Operating Officer

Stephen E. Riffee

Chief Financial Officer

Karen B. Dorigan

Chief Investment Officer

Linda A. Madrid

Managing Director, General Counsel and

Corporate Secretary

RESEARCH COVERAGE(1)

David Aubuchon

A.G. Edwards

(314) 955-5452

Daniel Oppenheim

Bank of America Securities

(212) 847-5705

Ross Smotrich

Bear Stearns & Co.

(212) 272-8046

Louis Taylor

Deutsche Banc Alex. Brown

(212) 250-4912

Christopher Haley/Gregory Korondi

Wachovia Securities

(443)263-6773/(443) 263-6579

Carey Callaghan/Dennis Maloney

Goldman, Sachs & Co.

(212) 902-4351/(212) 902-1970

Jim Sullivan/Cedrik LaChance

Green Street Advisors

(949) 640-8780

Anthony Paolone

JPMorgan

(212) 622-6682

David Fick/John Guinee

Legg Mason Wood Walker, Incorporated

(410) 454-5018

David Harris

Lehman Brothers

(212) 526-5702

Steve Sakwa/Brian Legg

Merrill Lynch & Co.

(212) 449-0335/(212) 449-1433

Greg Whyte/David Cohen

Morgan Stanley Dean Witter

(212) 761-6331/(212) 761-8561

Jim Sullivan/Jamie Feldman

Prudential Securities

(212) 778-2515/ (212) 778-1724

Jonathan Litt/John Stewart

Salomon Smith Barney

(212) 816-0231/(212) 816-1685

(1)	Carramerica Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, NW

Suite 500

Washington, DC 20006

202-729-1700

REGIONAL OFFICES

Austin, Texas; Dallas, Texas; Denver Colorado; Salt Lake City, Utah

Jeffrey S. Pace, Managing Director

Chicago, Illinois

Gerald J. O’Malley, Managing Director

Northern California

Christopher Peatross, Managing Director

Seattle/Portland

Clete Casper, Managing Director

Southern California

Malcolm O’Donnell, Managing Director

Washington, D.C.

Phillip Thomas, Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

COMMON STOCK TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation

1850 K Street, NW

Washington, DC 20006

Telephone: 202-729-1700

Fax: 202-729-1060

CONTACT

Stephen M. Walsh

Senior Vice President, Capital Markets

Telephone: 202-729-1764

E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at 202-729-7518

Or 1-800-417-2277

swalsh@carramerica.com

Carr America

PLEASE VISIT OUR CORPORATE WEB SITE AT:

www.carramerica.com

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Shares and Units:

Common Shares	59,039	58,690	58,462	55,707	55,195
Outstanding Minority Units (a)	5,106	5,117	5,169	5,185	5,214
Combined Shares and Minority Units (a)	64,145	63,807	63,631	60,892	60,409
Weighted Average - Basic	58,324	58,065	56,930	54,930	54,598
Weighted Average - Diluted	58,958	58,481	57,534	55,466	60,239

Share Price:

At the End of the Period	$44.61	$34.63	$35.95	$36.18	$31.55
High During Period	44.93	36.52	39.55	37.05	33.35
Low During Period	34.46	31.22	34.48	30.75	30.00

Capitalization Summary:

Market Value of Common Equity (a,h)	$2,861,508	$2,209,636	$2,287,534	$2,203,073	$1,905,904
Preferred Equity	201,250	201,250	201,250	201,250	201,250
Total Debt (f)	1,942,936	1,888,527	1,912,964	1,793,230	1,943,660
Total Market Capitalization (g)	5,005,694	4,299,413	4,401,748	4,197,553	4,050,814
Total Debt/Total Market Capitalization (g)	38.8%	43.9%	43.5%	42.7%	48.0%

Financial Information:

Total Assets	$3,188,830	$3,152,172	$3,161,280	$2,957,441	$3,107,489
Book Value of Real Estate Assets (before accumulated depreciation)	3,352,180	3,280,427	3,212,264	3,141,818	3,147,841
Total Liabilities	2,066,613	2,019,193	2,028,133	1,909,479	2,052,433
Total Minority Interest	58,695	58,470	59,902	59,617	61,050
Total Shareholders’ Equity	1,063,525	1,074,509	1,073,245	988,345	994,006
Total Operating Revenues	123,144	123,946	114,281	113,588	120,814
Property Operating Income (i)	75,056	75,550	69,832	70,703	75,367
Property Operating Income Percent of Revenue (i)	64.0%	65.1%	64.0%	65.2%	65.4%
EBITDA (e)	71,239	76,497	71,493	72,605	77,371
Interest Coverage Ratio (b,e,g)	2.3	2.6	2.5	2.6	2.6
Interest Coverage Ratio (c,e,g)	2.3	2.6	2.5	2.6	2.6
Fixed Charge Coverage Ratio (b,e,g)	2.0	2.2	2.1	2.2	2.2
Fixed Charge Coverage Ratio (c,e,g)	2.0	2.2	2.1	2.2	2.2
Net income	17,488	28,182	13,627	11,868	95,042
Diluted FFO available to common shareholders (d)	35,935	39,357	40,096	42,271	41,402
Funds available for distribution to common shareholders coverage ratio (j)	0.0	(0.2)	0.6	1.0	1.1
Dividends Declared	0.50	0.50	0.50	0.50	0.50
Net-Straight Line Revenue Adjustment	7,104	7,082	3,817	(331)	2,487

Consolidated Portfolio:

Buildings	237	235	243	239	238
Total Square Footage (in thousands)	18,407	18,366	18,687	18,608	18,686
Current Occupancy	90.5%	89.4%	87.6%	88.3%	88.6%

Consolidated and Unconsolidated Portfolio:

Buildings	287	285	294	290	287
Total Square Footage (in thousands)	26,376	26,296	27,040	26,966	26,226
Current Occupancy	90.8%	90.0%	88.5%	88.4%	88.8%

(a)	Minority partnership units are included in market value computation.
(b)	Excluding capitalized interest. See page 25 for computation.
(c)	Including capitalized interest. See page 25 for computation.
(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive. In the first quarter 2006, minority units were antidilutive. See page 22 for a reconciliation of diluted FFO to net income.
(e)	Excludes impairment charges and prepayment penalties on debt. See page 23 for reconciliation of EBITDA to net income.
(f)	Excludes bond issue costs and discounts and the fair value of interest rate swaps.
(g)	Refer to page 6 for definintion.
(h)	Market value based on end of period stock price.
(i)	Property operating income - Property operating revenue less property operating expenses and real estate taxes (see page 1).
See page 25 for reconciliation to net income.
(j)	See page 24 for reconciliation of funds available for distribution to net income, definition and computation of ratio.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

	Three Months Ended March 31,		% Change
(In thousands)	2006	2005
Real estate rental revenue	$108,525	$108,772	-0.2%
Real estate operating expenses	39,328	37,640	4.5%

Total same store property operating income*	$69,197	$71,132	-2.7%

Straight-line rent adjustment	$6,530	$2,996	118.0%

Average occupancy	89.8%	87.7%

Same store square footage	16,672,579

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest, depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:

	March 31, 2006	December 31, 2005
Total Debt/Total Capitalization (Book Value) (1)	62.6%	61.8%
Total Debt/Total Capitalization (Market) (2)	38.8%	43.9%

Operating Ratios for Operations:

	Three Months Ended March 31,
	2006	2005
Secured Property Operating Income/EBITDA (3)	15.9%	15.2%

Interest Coverage (4)
Including capitalized interest	2.3	2.6
Excluding capitalized interest	2.3	2.6

Fixed Charge Coverage (5)
Including capitalized interest	2.0	2.2
Excluding capitalized interest	2.0	2.2

G&A as a % of Revenue (6)	10.1%	8.2%

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders’ equity, minority interest, rents received in advance and security deposits. The components of the calculation are presented in the following table:

(In thousands)	3/31/2006	12/31/2005
Total debt	$1,942,936	$1,888,527

Stockholders’ equity	1,063,525	1,074,509
Minority interest	58,692	58,470
Rents received in advance and security deposits	38,967	32,534

Total capitalization (book value)	$3,104,120	$3,054,040

(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps. See page 4 for components of calculation.
(3)	See page 23 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.
(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 25 for calculation.
(5)	Calculated as net income less interest expense (including or excluding capitalized interest and prepayment penalties on debt), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 25 for calculation.
(6)	General and administrative expense divided by total revenue.
(7)	We believe these ratios are helpful to investors enabling the investors to compare CarrAmerica against other companies or industry benchmarks.

CARRAMERICA REALTY CORPORATION

AND SUBSIDIARIES

Share and Operating Partnership Data

The following table sets forth our common shares and dividend paying operating partnership units outstanding at March 31, 2006 and December 31, 2005, and our weighted average common shares and dividend paying operating units outstanding for the quarters ended March 31, 2006 and 2005.

(In thousands)	CarrAmerica Realty Corporation Common Shares Outstanding	CarrAmerica Realty Corporation Restricted Common Shares Outstanding	Dividend Paying Units Outstanding (a)
Outstanding as of
March 31, 2006	58,448	591	5,106
December 31, 2005	58,192	498	5,117

Weighted average for the three months ended March 31,
2006	58,324	566	5,112
2005	54,598	449	5,223

Notes:

(a)	Operating partnership units are redeemable for cash or common shares, at our option, on a one-for-one basis.
*	We have 8,050,000 shares of Series E Cumulative Redeemable Preferred stock outstanding as of March 31, 2006 which are not included in the table above. The quarterly dividend is $0.46875 per share.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

Secured Mortgages Payable

($ in thousands) Description of Notes/ Lender	Property	Principal Outstanding	Interest Rate	Maturity Date	2006	2007	2008	2009	2010 & Thereafter
Midland Loan Services	Palomar Oaks	$8,753	8.85%	4/1/2009	$193	$278	$304	$7,978	$—
Northwest Mutual	1255 23rd St.	35,446	8.12%	4/1/2009	534	778	842	33,292	—
	1730 Pennsylvania
	International Square
Northwest Mutual	1255 23rd St.	170,010	8.12%	4/1/2009	2,560	3,730	4,040	159,680	—
	1730 Pennsylvania
	International Square
New York Life Insurance	South Coast	13,747	7.13%	6/10/2009	235	335	359	12,818	—
TransAmerica Life Insurance	1775 Pennsylvania	11,113	7.63%	9/1/2009	133	188	203	10,589	—
Teachers Insurance and Annuity	7000 W. Lantana	11,867	5.70%	1/1/2015	158	249	264	279	10,917

		$250,936			$3,813	$5,558	$6,012	$224,636	$10,917

Notes Payable

Lender	Security	Principal Outstanding	Interest Rate	Maturity Date	2006
EquiTrust Life Insurance Co.	Letter of Credit	$2,999	8.25%	11/1/2006	2,999

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary - Continued

Senior Unsecured Notes

($ in thousands)	Principal Outstanding	Interest Rate	Maturity Date	2006	2007	2008	2009	2010	2011 Thereafter
7.375% notes due 2007	$125,000	7.375%	7/1/2007	$—	$125,000	$—	$—	$—	$—
6.875% notes due 2008	100,000	6.875%	3/1/2008	—	—	100,000	—	—	—
3.625% notes due 2009*	225,000	3.625%	4/1/2009	—	—	—	225,000	—	—
7.125% notes due 2012	400,000	7.125%	1/15/2012	—	—	—	—	—	400,000
5.261% notes due 2007	50,000	5.261%	11/30/2007	—	50,000	—	—	—	—
5.250% notes due 2007	175,000	5.250%	11/30/2007	—	175,000	—	—	—	—
5.125% notes due 2011	200,000	5.125%	9/1/2011	—	—	—	—	—	200,000
5.500% notes due 2010	250,000	5.500%	12/15/2010	—	—	—	—	250,000	—

	$1,525,000			$—	$350,000	$100,000	$225,000	$250,000	$600,000

*	See hedging

Hedging Instruments

($ in thousands)	Notional Amount	Maturity Date	Reset	Terms
Interest rate swap[1]	100,000	4/1/2009	Arrears	6ML+.2675%

[1]	Interest rate on $100M of 3.625% notes including effect of interest rate swap is 5.76%

Unsecured Line of Credit

($ in thousands) Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding at Beginning of Year	Advances	Repayments	Amount Outstanding End of Period	Letters of Credit Outstanding
JPMorgan Chase Bank	$500,000	L+.65%	6/20/2007	$120,000	$118,000	$74,000	$164,000	$14,199

Bond Covenant Requirements	Unsecured Credit Facility Covenant Requirements
Minimun Annual Service Charge > 1.50X	Minimum Ratio of Annual EBITDA to Interest Expense > 2 to 1

Maximum Total Indebtedness to Total Assets < 60%	Minimum Ratio of Annual EBITDA to Fixed Charges of at Least 1.5 to 1

Maximum Total Secured Debt to Total Assets < 40%	Maximum Ratio of Aggregate Unsecured Debt to Tangible Fair Market

Minimum Total Unencumbered Assets to Unsecured Indebtedness > 150%	Value of Unencumbered Assets > 60%

-As of March 31, 2006, we are in compliance with our bond covenants.	Maximum Ratio of Total Debt to Tangible Fair Market

Value of Assets > 60%

Maximum Ratio of Total Secured Debt to Tangible Fair Market

Value of Assets > 30%

-As of March 31, 2006, we are in compliance with our credit facility covenants.

CARRAMERICA REALTY CORPORATION

AND SUBSIDIARIES

Investment Balances

($ in thousands)	Accounting Method	Percentage Ownership	Investment Balance as of March 31, 2006
Carr Office Park LLC	Equity	35%	$39,538
575 7th St.	Equity	30%	7,527
1919 Pennsylvania Assoc.	Equity	49%	16,359
1888 Century Plaza	Equity	35%	14,863
North Dallas Town Center	Equity	20%	15,832
Colonnade	Equity	20%	9,544
1201 F Street	Equity	35%	20,191
Custer Court	Equity	49%	2,119
Agilquest	Cost	19%	1,659
WCM JV	Equity	16%	1,216
300 W. Sixth Street (1)	Equity	20%	21
Pleasant Partners	Equity	20%	—
10UCP	Equity	20%	—

			$128,869

(1)	Sole asset was sold in October 2005.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the Three Months Ended March 31, 2006

($ in thousands)	1888 Century	Custer Court	1201 F St.	Carr Office Park	WCM JV	1919 Penn Assoc.	575 7th St.	10 UCP	North Dallas Town	Pleasant Partners	Colonnade
Equity[1]	14,984	1,838	21,326	61,882	1,216	17,285	3,261	(10,517)	15,768	19,745	9,565
Loans payable[2]	28,284	5,140	—	74,602	—	38,191	35,415	51,600	—	20,000	19,660
Percentage ownership	35%	49%	35%	35%	16%	49%	30%	20%	20%	20%	20%
Total revenue	3,462	597	3,146	16,862	377	5,190	4,162	6,768	2,837	6,619	4,928
Expenses
Operating expenses	1,484	270	1,188	6,920	62	1,835	1,712	2,273	1,107	2,208	2,233
Interest expense	1,059	158	640	3,690	—	1,432	1,516	4,809	—	1,544	1,224
Depreciation/amortization	949	228	616	5,323	155	762	1,215	1,621	1,071	2,732	2,647

Total expenses	3,492	656	2,444	15,933	217	4,029	4,443	8,703	2,178	6,484	6,104
Gain on sale[3]	—	—	—	—	—	—	25	—	—	—	—

Net income	(30)	(59)	702	929	160	1,161	(256)	(1,935)	659	135	(1,176)

Equity in earnings	(9)	(32)	239	487	26	575	(129)	—	132	82	(235)

[1]	CarrAmerica’s share of the investee’s equity
[2]	CarrAmerica’s percentage of investee debt
[3]	CarrAmerica’s share of gain is recorded on the gain line of its income statement and not through equity in earnings.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of March 31, 2006

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties

Downtown Washington, D.C.:
International Square	1,016,406	93.7%	3
900 19th Street	101,296	100.0%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	229,174	96.5%	1
1775 Pennsylvania Avenue	143,857	98.6%	1
Commercial National Bank Building	200,266	99.1%	1
1255 23rd Street	304,721	97.0%	1
1747 Pennsylvania Avenue	151,846	100.0%	1
1717 Pennsylvania Avenue	184,446	100.0%	1

Downtown Washington, D.C.	2,524,405	96.6%	11

Suburban Washington, D.C.:
Canal Center	495,694	92.6%	4
TransPotomac V Plaza	97,634	89.2%	1
One Rock Spring Plaza	205,298	100.0%	1
Reston Crossing	327,788	100.0%	2
Commonwealth Tower	339,599	100.0%	1
Park Place	166,134	91.3%	1
Tysons International	416,340	71.2%	2

Suburban Washington, D.C.	2,048,487	91.1%	12

Washington, D.C. Metro	4,572,892	94.2%	23

Southern California,
Los Angeles:
Warner Center	344,196	92.6%	12
Warner Premier	61,210	93.0%	1

Los Angeles	405,406	92.6%	13
Orange County
Scenic Business Park	139,359	94.9%	4
Harbor Corporate Park	151,415	99.1%	4
Von Karman	104,375	100.0%	1
Pacific Corporate Plaza	124,196	100.0%	3
South Coast Executive Center	154,959	100.0%	2
Bay Technology Center	107,481	100.0%	2

Orange County	781,785	98.9%	16
San Diego:
Del Mar Corporate Plaza	124,345	100.0%	2
Lightspan	66,622	79.0%	1
La Jolla Spectrum	156,653	100.0%	2
Palomar Oaks Technology Park	170,705	99.4%	6
Town Center Technology Park IV	105,358	100.0%	1
Torrey Pines Research Center	81,816	100.0%	1
Highlands Corporate Center	203,086	79.8%	5
Town Center Technology Park	182,120	100.0%	3
Carroll Vista	107,579	100.0%	3
Corporate Plaza II	116,195	94.6%	2
Chancellor Park	187,990	93.2%	2

San Diego	1,502,469	95.0%	28

Southern California	2,689,660	95.8%	57

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of March 31, 2006

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Northern California,
San Francisco Bay Area:
Bayshore Centre	94,874	100.0%	1
Rincon Centre	201,178	53.9%	3
Valley Centre II	212,082	89.4%	4
Valley Office Centre	68,917	100.0%	2
Valley Centre	102,291	100.0%	2
Rio Robles	368,178	100.0%	7
Baytech Business Park	300,000	74.7%	4
3571 North First Street	116,459	0.0%	1
Oakmead West	425,981	85.0%	7
Clarify Corporate Center	258,048	100.0%	4
Valley Technology Center	460,590	98.3%	7
Golden Gateway Commons	276,190	76.5%	3
Techmart Commerce Center	262,278	96.4%	1
Fremont Technology Park	139,304	71.9%	3
San Mateo Center	207,882	85.2%	3
Mountain View Gateway Center	236,400	100.0%	2
Sunnyvale Technology Center	165,520	100.0%	5
Stanford Research Park	89,595	100.0%	2
500 Forbes	155,685	100.0%	1
Corporate Technology Centre	508,230	68.1%	7
Mission Towers I	281,178	100.0%	1
Fairchild Drive	131,561	100.0%	2
2711 North First Street	74,621	22.6%	1
3553 North First Street	85,585	100.0%	1

San Francisco	5,222,627	85.8%	74

Portland, OR:
Sunset Corporate Park	132,531	70.6%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland	275,193	85.8%	6

Seattle, WA:
Redmond Hilltop	90,880	84.1%	2
Canyon Park	316,978	90.5%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center	319,376	85.2%	6
Canyon Park Commons	176,846	100.0%	3
Redmond East	398,320	68.3%	10
Canyon Park Commons	95,290	100.0%	1
North Creek Corporate Center	94,048	95.0%	3
West Willows Technology Center	155,830	100.0%	3
Plaza at North Creek	193,302	92.0%	1
Casey Family	77,179	100.0%	1
Dexter Avenue	17,725	100.0%	2

Seattle	2,031,953	88.3%	39

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of March 31, 2006

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Austin, TX:
City View Centre	136,106	92.3%	3
City View Centre	128,716	100.0%	1
7000 W. Lantana	133,817	100.0%	2

Austin	398,639	97.4%	6

Chicago, IL:
Butterfield Road	364,971	80.8%	2
The Crossings	289,599	87.1%	1
Parkway North I	251,874	93.8%	1
Bannockburn	315,287	73.8%	3

Chicago	1,221,731	83.2%	7

Dallas, TX:
Cedar Maple Plaza	113,010	86.2%	3
Tollway Plaza	354,458	95.3%	2

Dallas	467,468	93.1%	5

Denver, CO:
Harlequin Plaza	319,069	81.7%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,865	90.1%	3
Dry Creek	185,957	88.6%	2

Denver	899,185	90.0%	9

Salt Lake City, UT:
Sorenson Research Park	321,475	96.0%	6
Wasatch Corporate Center	227,889	98.3%	4
Creekside	78,000	100.0%	1

Salt Lake City	627,364	97.3%	11

TOTAL CONSOLIDATED PROPERTIES:	18,406,712		237
WEIGHTED AVERAGE @ Mar. 31, 2006		90.5%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As of March 31, 2006

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49%	240,399	99.4%	1
2025 M Street	49%	174,763	100.0%	1
1201 F Street	35%	221,889	100.0%	1
Bond Building	15%	162,182	100.0%	1
Terrell Place	30%	393,335	88.8%	1

Portland, OR:
GM Call Center	16%	103,279	100.0%	1

Chicago
Parkway	35%	745,277	96.6%	6

Dallas
Royal Ridge	35%	505,282	99.5%	4
Custer Court	49%	120,800	94.4%	1
North Dallas Town Center	20%	391,251	98.7%	3
Colonnade	20%	977,850	85.4%	3

Austin
Riata Corporate	35%	671,998	88.1%	8
Riata Crossing	35%	324,963	100.0%	4

Denver
Panorama	35%	673,713	97.2%	6

San Francisco Bay Area
CarrAmerica Corporate Center	20%	1,006,726	87.0%	7

Los Angeles
10UCP	20%	771,277	93.9%	1
1888 Century Park East	35%	484,154	66.2%	1

TOTAL UNCONSOLIDATED PROPERTIES:		7,969,138		50
WEIGHTED AVERAGE @ Mar. 31, 2006			91.6%

ALL OPERATING PROPERTIES
TOTAL:		26,375,850		287
WEIGHTED AVERAGE @ Mar. 31, 2006			90.8%

(1)	Includes office, retail and parking space but excludes storage space.
(2)	Includes space for leases that have been executed and have commenced as of Mar. 31, 2006.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule - Stabilized Properties

Market	Square Feet	As of Mar. 31, 2006		Vacant Sq. Feet	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016 Thereafter
		Current Occupancy	YTD Ave. Occupancy
Los Angeles	405,406	92.6%	93.6%	29,850	110,916	64,726	37,349	30,617	31,437	29,092	52,787	11,514	7,118	—	—
Orange County	781,785	98.9%	99.0%	8,406	30,877	146,181	278,650	170,361	60,540	86,770	—	—	—	—	—
San Diego	1,502,469	95.0%	94.1%	75,172	93,669	82,336	100,828	211,892	190,203	200,368	328,570	2,868	3,565	136,104	76,894
San Francisco Bay Area	5,222,627	85.8%	87.3%	743,693	741,131	543,832	615,005	797,119	561,313	372,340	303,617	158,249	152,555	76,410	157,363
Seattle	2,031,953	88.3%	82.0%	238,088	133,373	61,159	118,833	415,277	172,073	109,581	51,435	150,562	39,541	184,587	357,444
Portland	275,192	85.8%	85.8%	39,005	—	6,909	—	13,756	184,304	20,535	10,683	—	—	—	—
Denver	899,185	90.0%	90.8%	90,197	12,786	34,044	308,295	135,911	37,627	96,771	20,763	32,791	—	130,000	—
Salt Lake City	627,364	97.3%	97.1%	16,782	10,210	52,286	159,754	163,692	111,217	52,315	42,873	18,235	—	—	—
Chicago	1,221,731	83.2%	69.9%	205,675	44,018	51,110	127,944	92,824	130,022	110,610	33,393	132,836	13,732	29,201	250,366
Austin	398,639	97.4%	96.6%	10,492	36,169	51,210	20,321	135,568	7,455	—	—	8,708	128,716	—	—
Dallas	467,468	93.1%	92.4%	32,072	9,773	46,045	132,816	122,443	65,312	39,788	4,464	10,398	4,357	—	—
Washington, D.C.
Downtown	2,524,405	96.6%	96.0%	84,868	385,214	394,319	130,961	245,175	50,027	58,972	125,316	260,970	109,343	17,514	661,726
Suburban	2,048,487	91.1%	91.1%	181,446	245,939	172,383	209,466	434,693	206,640	295,622	101,516	24,703	26,834	123,028	26,217

Total	18,406,711	90.5%	89.2%	1,755,746	1,854,075	1,706,540	2,240,222	2,969,328	1,808,170	1,472,764	1,075,417	811,834	485,761	696,844	1,530,010

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule of Minimum Annualized Base Rent - Stabilized Properties

Market	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016 & Thereafter
Los Angeles	$3,443,070	$1,676,539	$856,185	$750,167	$781,489	$551,124	$1,221,614	$274,942	$186,670	$—	$—
Orange County	663,568	2,789,992	5,349,702	3,349,250	1,377,327	2,074,694	—	—	—	—	—
San Diego	2,460,035	1,930,648	3,185,908	6,717,445	4,927,010	4,853,911	7,138,789	113,223	142,122	4,220,788	3,768,742
San Francisco Bay Area	15,249,362	14,164,691	10,397,657	15,747,770	9,912,144	11,385,385	6,643,393	3,906,918	2,095,749	2,680,818	7,457,379
Seattle	1,635,719	791,072	1,846,324	6,855,316	2,320,841	1,515,752	644,281	2,195,046	455,711	3,295,171	5,629,548
Portland	—	74,617	—	126,985	3,292,449	399,794	148,286	—	—	—	—
Denver	230,196	502,069	4,958,352	1,935,789	541,825	1,399,857	325,764	522,048	—	2,014,756	—
Salt Lake City	121,189	824,181	2,498,555	1,797,094	1,729,043	622,871	777,078	285,276	—	—	—
Chicago	583,598	883,103	2,224,542	1,360,886	2,185,682	1,701,330	473,418	1,876,377	165,787	503,348	2,730,846
Austin	669,162	1,017,795	361,359	2,297,539	146,434	—	—	159,591	1,651,542	—	—
Dallas	214,660	965,210	3,259,327	2,539,857	1,440,899	928,694	100,660	241,100	125,532	—	—
Washington, D.C.
Downtown	11,925,937	14,414,566	4,575,663	9,202,921	2,144,332	2,294,687	5,146,143	11,879,825	4,175,720	811,744	30,717,614
Suburban	8,123,859	5,434,611	6,438,622	9,873,901	6,521,726	9,393,150	3,301,839	845,501	857,865	3,972,636	1,066,927

Total	$45,320,355	$45,469,094	$45,952,196	$62,554,920	$37,321,201	$37,121,249	$25,921,265	$22,299,847	$9,856,698	$17,499,261	$51,371,056

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	1st Quarter 2006
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	2,701	22.13	11.26%	2.00	0.89	2.00	2.89
Chicago	105,180	19.03	-21.48%	9.04	10.46	37.11	47.57
Dallas	23,595	25.32	2.58%	5.16	1.61	9.53	11.14
Denver	1,774	16.12	-22.32%	1.79	1.73	3.47	5.20
Los Angeles	31,564	28.17	-2.14%	5.14	7.53	26.49	34.02
Orange County	6,391	28.95	7.62%	30.00	—	—	—
Portland	—	—	—	—	—	—	—
Salt Lake City	13,327	18.06	12.45%	1.77	0.44	1.93	2.37
San Diego	111,136	28.64	10.79%	4.09	4.24	11.31	15.55
San Francisco Bay	101,580	25.33	-27.95%	5.46	8.27	26.99	35.26
Seattle	159,500	19.18	-2.28%	5.52	6.18	17.48	23.66
Washington, D.C.
Suburban	32,021	33.33	1.18%	4.27	2.87	10.72	13.59
Downtown	59,386	43.96	13.46%	6.94	5.67	33.28	38.95
Total	648,155	28.08	-4.99%	5.66	6.35	21.77	28.12

	1st Quarter 2005
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	—	—	—	—	—	—	—
Chicago	43,610	20.10	-17.06%	6.47	7.76	28.06	35.82
Dallas	20,019	21.31	-5.07%	4.02	3.62	10.14	13.76
Denver	31,073	15.56	-24.70%	6.40	6.71	17.76	24.47
Los Angeles	—	—	—	—	—	—	—
Orange County	—	—	—	—	—	—	—
Portland	—	—	—	—	—	—	—
Salt Lake City	42,396	17.20	-7.70%	5.19	3.17	10.83	14.00
San Diego	88,566	26.98	22.30%	8.41	7.00	20.81	27.81
San Francisco Bay	178,495	16.94	-34.29%	4.39	2.76	8.37	11.13
Seattle	6,888	20.90	-13.81%	5.37	3.04	23.04	26.08
Washington, D.C.
Suburban	67,455	32.85	7.63%	6.02	4.02	17.51	21.53
Downtown	23,605	43.68	2.55%	7.92	9.99	44.07	54.06
Total	502,107	22.67	-11.65%	5.85	4.77	16.24	21.01

*	Percent change in GAAP rental rates excludes leases for space vacant greater than one year.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants - Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
Dickstein Shapiro Morin & Oshinsky LLP	4.63%	394,775	2.14%
Patton Boggs, L.L.P.	2.27%	190,975	1.04%
Sun Microsystems, Inc.	2.01%	270,427	1.47%
Nortel Networks, Inc.	1.97%	258,048	1.40%
Cell Genesys, Inc.	1.87%	155,685	0.85%
Nextel Communications, Inc.	1.82%	359,906	1.96%
Lattice Semiconductor Corp.	1.53%	216,650	1.18%
Gateway, Inc.	1.51%	287,478	1.56%
Merrill Lynch	1.35%	124,152	0.67%
Citicorp	1.31%	146,148	0.79%
Skadden, Arps, Slate, Meagher & Flom LLP	1.31%	112,253	0.61%
King & Spalding	1.25%	107,471	0.58%
American Chemistry Council	1.19%	144,875	0.79%
Time Warner Communications	1.08%	230,842	1.25%
MCI	1.04%	105,206	0.57%
The Scripps Research Institute	0.95%	76,894	0.42%
KPMG, L.L.P.	0.89%	135,558	0.74%
Nokia IP, Inc.	0.87%	131,561	0.71%
TSMC North America, Inc.	0.77%	110,590	0.60%
Chronicle of Higher Education, Inc.	0.73%	76,382	0.41%
Metabasis Therapeutics, Inc.	0.73%	81,816	0.44%
Federal Deposit Insurance Corporation	0.73%	88,740	0.48%
PMC-Sierra, Inc.	0.73%	108,242	0.59%
New Cingular Wireless	0.72%	155,830	0.85%
Torrey Mesa Research Institute	0.69%	79,759	0.43%

	33.95%	4,150,263	22.53%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Development Activity by Market

Under Construction @ 3/31/06	% Ownership	Square Feet	Start Date	Estimated Completion Date	Estimated Stabilization Date	In Place Dev Costs ($000)	Estimated Remaining Costs to Complete ($000)	Total Projected Investment ($000)	Estimated Stabilized Return	% Currently Leased or Committed
Salt Lake
Wasatch 16	100%	79,469	1Q06	1Q07	1Q08	1,938	9,872	11,810	9.3%	0.0%
San Diego
La Jolla SR	100%	40,000	1Q06	4Q06	4Q07	3,723	10,753	14,476	9.3%	0.0%
Dallas
Legacy Town Center III	20%	154,134	2Q05	2Q06	2Q07	12,097	13,006	25,103	9.3%	0.0%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

Wholly Owned Land	Market	Acres	Buildable Office Square Feet
Canyon Pointe A-B	Seattle, WA	10	173,760
Canyon Park 5	Seattle, WA	4	64,320
Sunset Corporate	Portland, OR	12	124,800
Westlake	Seattle, WA	4	705,000
Dry Creek Corporate Center	Denver, CO	60	748,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Creekside 2	Salt Lake City, UT	6	78,000
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Total Wholly Owned Land		135	2,525,518

Partially Owned Land
Panorama IV	Denver, CO	7	136,850
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490
Riata 1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4 & 6	Dallas, TX	11	197,998
Royal Ridge Bldg 8	Dallas, TX	6	132,709

Total Partially Owned Land		64	1,134,681

Total All Land Held for Future Development		199	3,660,199

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

	Quarter Ended
(In thousands)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Net income	$17,488	$28,182	$13,627	$11,868	$95,042
Depreciation and amortization	40,560	39,726	38,545	37,169	36,728
Minority interest	(460)	2,415	3,140	1,714	1,506
Gain on sales of properties	(17,584)	(26,939)	(11,196)	(4,436)	(88,094)
Preferred stock dividends and dividends on unvested restricted stock	(4,069)	(4,027)	(4,020)	(4,044)	(3,780)

Diluted funds from operations(1)	$35,935	$39,357	$40,096	$42,271	$41,402

(1)	FFO is a widely used measure of operating performance for real estate companies. We provide FFO as a supplement to net income calculated in accordance with GAAP. Although FFO is a widely used measure of operating performance for equity REITs, FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gain and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share

	Quarter Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Net income	$0.23	$0.41	$0.17	$0.14	$1.54
Add: Depreciation and amortization	0.68	0.62	0.61	0.61	0.58
Less: Gain on sale of property	(0.30)	(0.42)	(0.18)	(0.07)	(1.46)
Minority interest adjustment	—	0.04	0.05	0.03	0.03
Adjustment for share difference(2)	—	(0.03)	(0.01)	(0.02)	—

Diluted funds from operations(1)	$0.61	$0.62	$0.64	$0.69	$0.69

(1)	Fund from operating is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
(2)	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

	Quarter Ended
(In thousands)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
EBITDA(1)	$71,239	$76,497	$71,493	$72,605	$77,371
Add: Gain (loss) on sale of assets	17,584	26,939	11,196	4,436	88,094
Less: Interest	(30,669)	(30,997)	(29,100)	(28,147)	(29,499)
Taxes	(546)	103	(428)	(130)	(172)
Depreciation/amortization
- Continuing operations	(37,101)	(35,514)	(33,433)	(32,459)	(32,518)
- Discontinued operations	—	(737)	(2,057)	(2,250)	(2,443)
Impairment losses	—	(5,500)	(648)	(210)	(4,000)
Minority interest	(3,019)	(2,609)	(3,396)	(1,977)	(1,791)

Net income	$17,488	$28,182	$13,627	$11,868	$95,042

(1)	EBITDA is a non-GAAP financial measure and we believe it is helpful to investors due to the significance of our long-lived assets and their associated significant depreciation expense. This data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, we may calculate EBITDA differently from other companies and our EBITDA may not be comparable to similarly titled measures reported by other companies. Interest expense, depreciation and amortization, taxes, impairment losses, minority interests, net gain on sales of real estate and preferred dividends are not reflected in the presentation of EBITDA. We caution investors that these excluded items are significant components in understanding and assessing our financial performance.

Secured Property Operating Income/EBITDA

	Quarter Ended
(In thousands, except ratio)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Secured Property Operating Income	$11,337	$11,115	$9,277	$11,684	$11,751
Total EBITDA	71,239	76,497	71,493	72,605	77,371

Secured Property NOI/Total EBITDA	15.9%	14.5%	13.0%	16.1%	15.2%

Secured property operating income is computed as rental revenues less property operating expenses and real estate taxes from only those properties with mortgage debt.

See the table above for reconciliation of EBITDA to net income.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures

Reconciliation of Funds Available for Distribution to Net Income

	Quarter Ended
(In thousands, except ratio)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Net income	$17,488	$28,182	$13,627	$11,868	$95,042
Depreciation and amortization	40,560	39,726	38,545	37,169	36,728
Minority interest	(460)	2,415	3,140	1,714	1,506
Gain on sale of property	(17,584)	(26,939)	(11,196)	(4,436)	(88,094)
Preferred stock dividends and dividends on unvested restricted stock	(4,069)	(4,027)	(4,020)	(4,044)	(3,780)

Diluted funds from operations(1)	35,935	39,357	40,096	42,271	41,402

Less: Lease commissions	(4,908)	(4,088)	(5,636)	(3,012)	(4,271)
Lease incentives/Allowances for tenant owned improvements/ Tenant improvement	(25,193)	(37,997)	(11,822)	(10,215)	(6,063)
Building capital additions	(3,954)	(5,968)	(3,689)	(2,102)	(1,848)
Lease intangible amortization(3)	2,081	2,453	2,655	2,011	2,009
Straight line rent	(7,104)	(7,082)	(3,817)	331	(2,487)
Impairment losses	—	5,500	649	210	4,000
Antidilutive FFO allocable to minority Unitholders	3,194	—	—	—	—

Funds available for distribution to common shareholders(1)	$51	$(7,825)	$18,436	$29,494	$32,742

Common dividends and distributions(2)	$32,028	$31,895	$32,241	$30,492	$30,276

Funds available for distribution to common shareholders coverage ratio	0.0	(0.2)	0.6	1.0	1.1

(1)	FFO and FAD are widely used measures of operating performance for real estate companies. We provide FFO and FAD as supplements to net income calculated in accordance with GAAP. Although FFO and FAD are widely used measures of operating performance for equity REITs, FFO and FAD do not represent net income calculated in accordance with GAAP. As such, they should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO and FAD do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO and FAD are helpful to investors as measures of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO and FAD, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO and FAD may not be comparable to FFO and FAD reported by other REITs.
(2)	Common dividends and distributions include distributions to minority unitholders. For the quarter ended 3/31/06, minority units were antidilutive for the computation of Diluted FFO and FFO allocable to minority unitholders reduces Diluted FFO. FFO allocable to minority unitholders is added back for the computation of the FAD coverage ratio as the minority distributions are included in the calculation.
(3)	Amortization associated with above/below market leases and lease incentives.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures (con’t)

Reconciliation of Property Operating Income to Net Income

	Quarter Ended
(In thousands)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Property operating income	$75,056	$75,550	$69,832	$70,703	$75,367
Less: Interest expense	(30,669)	(30,997)	(29,100)	(28,147)	(29,499)
General and administrative expense	(12,690)	(10,829)	(10,121)	(10,179)	(10,749)
Depreciation and amortization	(37,101)	(35,514)	(33,433)	(32,459)	(32,517)
Income taxes	(546)	103	(428)	(130)	(172)
Minority interest	(3,019)	(2,609)	(3,396)	(1,977)	(1,791)
Add: Real estate service revenue	5,864	7,813	5,128	5,222	5,573
Gain (loss) on sale of properties and impairment losses	17,584	4,038	29	663	88,094
Other income	3,009	2,868	2,718	2,534	2,520
Discontinued operations	—	17,759	12,398	5,638	(1,784)

Net income	$17,488	$28,182	$13,627	$11,868	$95,042

*	Property operating income is the performance measure used to assess the results of our real estate property segment. Although property operating income is a widely used measure of operating performance for equity REITs, property operating income does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

Computation of Fixed Charge Coverage Ratio

	Quarter Ended
(In thousands, except ratios)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Amortizing principal payments	$1,263	$1,230	$1,186	$1,162	$1,497
Preferred stock dividends	3,774	3,773	3,773	3,774	3,774
Prepayment penalties on debt	—	(1,196)	—	—	—
Interest expense	30,669	30,997	29,100	28,147	29,499

Fixed changes excluding capitalized interest	35,706	34,804	34,059	33,083	34,770
Add: Capitalized interest	651	76	—	—	—

Fixed charges including capitalized interest	$36,357	$34,880	$34,059	$33,083	$34,770

EBITDA	$71,239	$76,497	$71,493	$72,605	$77,371

Fixed charge coverage excluding capitalized interest	2.0	2.2	2.1	2.2	2.2
Fixed charge coverage including capitalized interest	2.0	2.2	2.1	2.2	2.2

Computation of Interest Coverage Ratio

	Quarter Ended
(In thousands, except ratios)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Interest expense	$30,669	$30,997	$29,100	$28,147	$29,499
Prepayment penalties on debt	—	(1,196)	—	—	—

Fixed changes excluding capitalized interest	30,669	29,801	29,100	28,147	29,499
Add: Capitalized interest	651	76	—	—	—

Fixed charges including capitalized interest	$31,320	$29,877	$29,100	$28,147	$29,499

EBITDA	$71,239	$76,497	$71,493	$72,605	$77,371

Interest coverage excluding capitalized interest	2.3	2.6	2.5	2.6	2.6
Interest coverage including capitalized interest	2.3	2.6	2.5	2.6	2.6